EXHIBIT 10.1

COMMUNITY FIRST BANKSHARES, INC.

ANNUAL INCENTIVE PLAN

1999

  1999 AIP

GROUP		TARGET INCENTIVE	MAXIMUM
I	CEO	50%	100%
II	VICE CHAIRS/ EVP'S	35%	70%
III	SVP'S	25%	50%
IV	VP'S	15%	30%

  SPLIT 50% INTERNAL & 50% EXTERNAL

TARGET		INTERNAL	EXTERNAL
I	50%	25%	25%
II	35%	17.5%	17.5%
III	25%	12.5%	12.5%
IV	15%	7.5%	7.5%

INTERNAL AWARD CALCULATION

    Based on performance versus plan EPS as target. No award if less than 90% of plan. Double internal amount @ 110% of plan (see schedule). Round up at .5 (plan) and down at < .5.

		Award % of Base Salary
% of Plan	Fully Diluted EPS
		I	II	III	IV
90.00	$1.413	0.000%	0.000%	0.000%	0.000%
91.00	$1.429	2.500%	1.750%	1.250%	0.750%
92.00	$1.444	5.000%	3.500%	2.500%	1.500%
93.00	$1.460	7.500%	5.250%	3.750%	2.250%
94.00	$1.476	10.000%	7.000%	5.000%	3.000%
95.00	$1.492	12.500%	8.750%	6.250%	3.750%
96.00	$1.507	15.000%	10.500%	7.500%	4.500%
97.00	$1.523	17.500%	12.250%	8.750%	5.250%
98.00	$1.539	20.000%	14.000%	10.000%	6.000%
99.00	$1.554	22.500%	15.750%	11.250%	6.750%
100.00	$1.570	25.000%	17.500%	12.500%	7.500%
101.00	$1.586	27.500%	19.250%	13.750%	8.250%
102.00	$1.601	30.000%	21.000%	15.000%	9.000%
103.00	$1.617	32.500%	22.750%	16.250%	9.750%
104.00	$1.633	35.000%	24.500%	17.500%	10.500%
105.00	$1.649	37.500%	26.250%	18.750%	11.250%
106.00	$1.664	40.000%	28.000%	20.000%	12.000%
107.00	$1.680	42.500%	29.750%	21.250%	12.750%
108.00	$1.696	45.000%	31.500%	22.500%	13.500%
109.00	$1.711	47.500%	33.250%	23.750%	14.250%
110.00	$1.727	50.000%	35.000%	25.000%	15.000%

EXTERNAL AWARD CALCULATION

    SNL peer group (30 banks) for current performance year based on group as of 12/31/98.

    Combines incentive for Return on Equity (ROE) and Total Shareholder Return (TSR) (see matrix).

  SNL 20 BANK GROUP

Percentile	85th or higher	100%	150%	200%
ROE	50th*	50%	100%	150%
	49th or lower	0%	50%	100%
		49th or lower	50th*	85th or higher

Percentile TSR

*
Award will be prorated from 50th % to 85th %

External award calculation:

		% of Salary at Performance Level
TARGET		50%	100%	150%	200%
I	25%	12.50%	25%	3.75%	50%
II	17.5%	8.75%	17.5%	26.25%	35%
III	12.5%	6.25%	12.5%	18.75%	25%
IV	7.5%	3.75%	7.5%	11.25%	15%

    The Selected Peer Group reflects our selection of the 29 other institutions most like the subject institution to be used as a peer group in comparing relative compensation levels. The automated process searches in sequence for:

    1.  Banks in the same state within 40% of total assets.

    2.  Banks in the same region within 40% of total assets.

    3.  Banks in the same state within 80% of total assets.

    4.  Banks in the same region within 80% of total assets.

    5.  Any bank within 40% of total assets.

    6.  Any bank within 80% of total assets.

    7.  Banks closest in asset size.

    If at any point in the sequence 29 banks are found, the sequence stops and those banks form the Selected Peer Group. If step six is reached and there are still not 29 other banks, the banks closest in asset size anywhere in the country are chosen to round out the peer group.